EXHIBIT  10.3
                              PROMISSORY  NOTE

$200,000                  Ft.  Lauderdale,  Florida               July  2,  2002

FOR VALUE RECEIVED the undersigned, promises to pay to the order THE INTERNET ADVISORY CORPORATION, a Utah corporation, the sum of Two Hundred Thousand and 00/1 00 ($200,000.00), all payable in lawful money of the United States of America, as follows:

Twenty-four  (24)  payments  as  follows:

1.   Payment  No.  1,  July  1,  2002  (received  by  Internet)

2. Payments 2 and 3 in the amount of $6,500.00, each payable on or before July 20, 2002, and August 20, 2002.

3. Three payments of $7,500.00 payable on September 20, 2002, October 20, 2002 and November 20, 2002.

4. Eighteen (18) payments of $8,820.00 payable on December 20, 2002, and continuously each month thereafter on the 20th of each month through May 20, 2004.

All payments shall apply first to accrued interest, and the remainder, if any, to reduction of the principal. If any installment of principal or interest is not paid when due, or upon any default in the performance of any of the covenants or agreements of this note, or of any instrument now or hereafter evidencing or securing this note or the obligation represented hereby, the whole indebtedness (including principal and interest) remaining unpaid, shall at the option of the holder, become immediately due, payable and collectible. In the event that any monthly installment is not paid within five (5) days from due date, said sum shall bear interest at 18% per annum.

Each maker and endorser jointly and severally waives demand, protest, and notice of maturity, nonpayment or protest and all requirements necessary to hold each of them liable as maker and endorser. The terms and conditions of this Note shall be binding on the heirs and beneficiaries of the estate of the maker and endorser. Each endorser further agrees, jointly and severally, to pay all costs of collection, including reasonable attorney fees, in case the principal of this note or any payment on the principal or interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit may be brought or not.

                                              /s/  Lonnie  Divine
Payable  at:                                  __________________________
The  Internet  Advisory  Corporation          WORLDWIDE  CONNECT
150  East  58  Street                         1470-N.W.  107th  Avenue
New  York,  New  York  10022                  Suite  H,  Miami,  Florida  33143

                                              /s/  Lonnie  Divine
                                              ________________________
                                              LONNIE  DIVINE
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